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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                           --------------------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 26, 1999

                         KALEIDOSCOPE MEDIA GROUP, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-51373                93-0957030
----------------------------          ------------           ------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

               244 W. 54th Street, New York, NY                    10019
            ---------------------------------------              ---------
            (Address of Principal Executive Offices)             (Zip Code)

                                  212-757-0700
                          ----------------------------
              (Registrant's Telephone Number, Including Area Code)



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Item 4.           Changes in Registrant's Certifying Accountant.

(a)(1)(i) Paneth, Haber & Zimmerman LLP ("PHZ") was terminated as the Company's auditors on April 7, 1999.

(a)(1)(ii) PHZ's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to any uncertainty, audit scope or as to accounting principles.

(a)(1)(iii) There has been no Board of Directors action in connection with PHZ's resignation.

(a)(1)(iv) During the Company's two most recent fiscal years and any subsequent interim periods proceeding PHZ's resignation, there were no disagreements with PHZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of PHZ, would have caused PHZ to make reference to the subject matter of the disagreement(s) in connection with its report.

(a)(1)(v) There were no reportable events of the type described in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(a)(2) On April 6, 1999 the Company appointed Liebman Goldberg & Drogin as its independent public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 1999.

(a)(2)(i) The Company has not previously consulted Liebman Goldberg & Drogin on any application of accounting principles, discrepancies or reportable events.

(a)(2)(ii) There were no reportable events of the type described in Item 304(a)(2)(ii)(A) through (C) of Regulation S-K.

(a)(2)(ii)(D) On April 7, 1999, PHZ advised the Company in writing of potential for errors existing after December 31, 1996 and the Board of Directors failure to address such matters with PHZ. PHZ further confirmed that such condition did not exist as of the completion of the audit of the December 31, 1997 financial statements. See letter attached as an Exhibit.

(a)(3) The Company has provided PHZ with a copy of the foregoing disclosures and has requested in writing that it furnish the Company with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.


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*(c)(1)  Memo of PHZ to Michael D. DiGiovanna, Esq., the Company's counsel.

 (c)(2) The letter of PHZ, dated April 22, 1999 in response to the Company's report as to PHZ's termination.

* previously filed with Form 8-K filed with the Securities and Exchange Commission on April 6, 1999.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         Date:  April 26, 1999             By:  /s/ Irving Greenman
                                                -----------------------
                                                Irving Greenman
                                                Chief Financial Officer
















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                                  EXHIBIT INDEX

Exhibit No.
Item No.             Description
--------             -----------

16.1                 Letter of Paneth Haber & Zimmerman LLP
                     dated April 22, 1999 concerning termination as independent accountants.

*16.2                Memo of Paneth Haber & Zimmerman LLP
                     dated April 7, 1999.


* previously filed with Form 8-K filed with the Securities and Exchange Commission on April 6, 1999.